UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2013

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

300, 400 – 5th Avenue SW, Calgary, AB, Canada	T2P 0L6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 403-539-8710

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     At the annual shareholders meeting on October 29, 2013 (the "Annual Meeting"), the shareholders of Park Place Energy Corp. (the "Company”) voted to approve the Company’s 2013 Long-Term Incentive Equity Plan (the “Incentive Plan”). A description of the material terms and conditions of the Incentive Plan and the amounts payable under it is included in the definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission by the Company on September 27, 2013, which description is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders

     At the Annual Meeting, the shareholders voted on the proposals described below. The following represents the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement. Holders of 18,684,968 shares of common stock, representing approximately 58.5% of the Company’s issued and outstanding shares of common stock as of the September 19, 2013 record date, were present in person or by proxy at the Annual Meeting.

Proposal 1: Election of directors. The Company’s shareholders elected four directors, each to hold office until the next annual meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal. The results of the voting were as follows:

Name of Nominee	For	% of Voted	Withheld	Broker Non-
				Votes
Scott C. Larsen	18,684,968	100.00%	0	0
Arthur Halleran	18,684,968	100.00%	0	0
Ijaz Khan	18,684,968	100.00%	0	0
David M. Thompson	18,684,968	100.00%	0	0

Proposal 2: Approval of the Company’s 2013 Long-Term Incentive Equity Plan. The results of the voting were as follows:

	% of Voted
For	(Including	Against	Abstain	Broker Non-Votes
	Abstentions)
18,684,968	100.00%	0	0	0

Proposal 3: Ratification of the appointment of Saturna Group Chartered Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The results of the voting were as follows:

	% of Voted
For	(Including	Against	Abstain	Broker Non-Votes
	Abstentions)
18,684,943	99.99%	25	0	0

Proposal 4: Advisory vote to approve named executive officer compensation for 2012. The results of the voting were as follows:

	% of Voted
For	(Including	Against	Abstain	Broker Non-Votes
	Abstentions)
18,684,968	100.00%	0	0	0

Proposal 5: Advisory vote to determine the frequency with which shareholder shall be entitled to have an advisory vote on the compensation of named executive officers (one year, two years, or three years). The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
(% of Voted)	(% of Voted)	(% of Voted)
3,534,761 (18.9%)	1,599,507 (8.6%)	13,550,700 (72.5%)	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

/s/ Scott C. Larsen
Scott C. Larsen
President and Chief Executive Officer
Date: November 4, 2013